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                                                                   EXHIBIT 10.59
                          FIRST SUPPLEMENTAL INDENTURE

         This first supplemental indenture, dated as of February 28, 1999 (the "First Supplemental Indenture") by and among, Startec Global Holding Corporation, a Delaware corporation ("Startec Delaware"), Startec Global Communications Corporation, a Maryland corporation ("Startec Maryland"), and First Union National Bank, as Trustee under the Indenture (as defined below) (the "Trustee").

         WHEREAS, Startec Maryland and the Trustee are parties to an Indenture dated as of May 21, 1998 (the "Indenture") pursuant to which Startec Maryland issued its 12% Senior Notes due 2008 and 12% Series A Senior Notes due 2008 (collectively the "Notes"); and

         WHEREAS, Startec Maryland is in the process of completing the Reorganization (as defined in the Indenture) pursuant to which, generally, Startec Maryland will transfer substantially all of its assets to lower-tiered subsidiaries and Startec Maryland will merge with and into Startec Delaware (the "Merger"); and

         WHEREAS, Section 801 of the Indenture provides, generally, that Startec Maryland may not merge with or into any Person (as defined in the Indenture) unless the Person into which Startec Maryland is merged (i) is a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and (ii) expressly assumes, by an indenture supplement, all of the obligations of Startec Maryland with respect to all the Notes and under the Indenture; and

         WHEREAS, in connection with completing the Reorganization and effectuating the Merger, Startec Delaware wishes to enter into this First Supplemental Indenture pursuant to which it will expressly assume all of Startec Maryland's obligations with respect to all the Notes and under the Indenture; and

         WHEREAS, Section 903 of the Indenture provides, generally, that, without the consent of the Holders (as defined in the Indenture), Startec Maryland and the Trustee may enter into one or more indenture supplements to evidence the succession of another Person to Startec Maryland and the assumption by any such successor of the covenants of Startec Maryland contained in the Indenture and in the Notes.

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

         The parties hereto mutually agree as follows:

         SECTION 1 - ASSUMPTION OF OBLIGATIONS. Upon the effective date of the Merger, Startec Delaware hereby expressly agrees to assume all of the obligations of Startec Maryland with respect to all the Notes and under the Indenture.

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         SECTION 2 - RATIFICATION OF INDENTURE. The Indenture, as supplemented hereby, is in all respects ratified and confirmed and the Indenture as so supplemented shall be read, taken and construed as one instrument.

         SECTION 3 - COUNTERPARTS. This First Supplemental Indenture may be executed in several counterparts, each of which shall be regarded as an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                          STARTEC MARYLAND:

                          Startec Global Communications Corporation

                          By:    /s/ RAM MUKUNDA
                             ------------------------------
                                  Name:  Ram Mukunda
                                  Title:  President and Chief Executive Officer

                          STARTEC DELAWARE:

                          Startec Global Holding Corporation

                          By:    /s/ RAM MUKUNDA
                             ------------------------------
                                  Name:  Ram Mukunda
                                  Title:  President and Chief Executive Officer

                          TRUSTEE:

                          First Union National Bank

                          By:    /s/ PATRICIA A. WELLING
                             ------------------------------
                                  Name:  Patricia A. Welling
                                  Title:  Vice President